UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2021

ARTERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40960	27-0117058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

595 Millich Dr. Suite 200

Campbell, CA 95008

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 470-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AIP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2021, the Board of Directors (the “Board”) of Arteris, Inc. (the “Company”) approved base salary increases effective as of November 1, 2021 and increased target cash bonus amounts effective as of January 1, 2022 for each of Charlie Janac, the Company’s Chief Executive Officer, and Nick Hawkins, the Company’s Chief Financial Officer. Effective as of November 1, 2021, Mr. Janac’s base salary was increased to $370,000 from $315,100 and Mr. Hawkins’ base salary was increased to $313,200 from $293,200. With respect to the annual performance bonus period that will commence on January 1, 2022, Mr. Janac’s target bonus was increased to 92% of his base salary from 35% and Mr. Hawkins’ target bonus was increased to 52% of his base salary from 35%.

In addition, effective as of December 1, 2021, Isabelle Geday, a member of the Board and a named executive officer, transitioned to a consulting role with the Company and entered into a consulting agreement with the Company. Pursuant to the consulting agreement, Ms. Geday will provide services for an initial three year term and is eligible to receive $26,445 per month for the first 12 months of the consulting term and $19,445 per month for the remaining 24 months of the consulting term. As a member of the Board and non-employee consultant, effective as of December 1, 2021, Ms. Geday is also eligible to participant in the Company’s Non-Employee Director Compensation Program as described in the Company’s Form S-1 filed with the Securities Exchange Commission on October 22, 2021.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Project Assignment 1 to Independent Contractor Services Agreement, dated as of August 16, 2021 between Arteris, Inc. and Isabelle Geday

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTERIS, INC.

Date: December 10, 2021	By:	/s/ Nicholas B. Hawkins
Nicholas B. Hawkins
Vice President and Chief Financial Officer